SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2016

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions

On August 4, 2016, The Priceline Group Inc. (the "Company") announced its financial results for the quarter ended June 30, 2016.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the Company's unaudited consolidated balance sheet at June 30, 2016, unaudited consolidated statements of operations for the three and six months ended June 30, 2016 and unaudited consolidated statement of cash flows for the six months ended June 30, 2016, are included in the financial and statistical supplement attached to the press release.  The unaudited consolidated balance sheet at June 30, 2016, unaudited consolidated statements of operations for the three and six months ended June 30, 2016 and unaudited consolidated statement of cash flows for the six months ended June 30, 2016 shall be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, but all other information in the press release shall be treated as "furnished."

Item 7.01.    Regulation FD Disclosure

The Priceline Group to Revise Approach to non-GAAP Reporting Beginning in Q4 2016

Beginning with financial guidance for the Company's fourth quarter 2016, the Company intends to cease adjusting both non-GAAP net income and adjusted EBITDA for stock-based employee compensation expense. The Company manages stock-based employee compensation expense as a regular business expense and, although it has been adjusting for such expense to aid investors in comparing its results to those of many other technology companies, feels that it is appropriate to make this change to its non-GAAP financial guidance and reporting. Further, together with the change regarding stock-based employee compensation, the Company will also discontinue adjusting to exclude the income tax expense where no tax payments are owed because of existing net operating losses ("NOLs"), primarily related to U.S. federal and state income taxes, because the benefit of the NOLs represents a smaller contribution to non-GAAP net income and because the majority of the NOLs are approaching expiration.

In order to give investors and analysts time to prepare for these changes, the Company will begin its new approach when it gives guidance for the fourth quarter 2016. Results for the third quarter 2016 will be reported under the Company's current methodology; however, results for the fourth quarter 2016 and the year ended December 31, 2016 will be reported using the new methodology. Other than as indicated, the new approach to the Company's non-GAAP reporting will remain consistent with its current methodology. However, our earnings releases and commentary on our earnings calls with respect to historical results will focus primarily on GAAP results. In addition, the Company will re-cast prior period non-GAAP results under the new methodology in its earnings releases to enable investors to more easily compare its non-GAAP results under the new methodology with its non-GAAP results of prior periods.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit    Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by The Priceline Group Inc. on August 4, 2016 relating to, among other things, its second quarter 2016 earnings. The unaudited consolidated balance sheet at June 30, 2016 and unaudited consolidated statement of operations for the three and six months ended June 30, 2016 and unaudited consolidated statement of cash flows for the six months ended June 30, 2016 shall be treated as "filed" for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as "furnished."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  August 4, 2016

EXHIBIT INDEX

Exhibit No.    Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by The Priceline Group Inc. on August 4, 2016 relating to, among other things, its second quarter 2016 earnings.